UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 20, 2020

Griffin Capital Essential Asset REIT, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-55605

Maryland	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)

(310) 469-6100
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
____________________	_________________	____________________
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events
September 30, 2020 Net Asset Value Per Share
Griffin Capital Essential Asset REIT, Inc.'s (the "Registrant") board of directors (the "Board"), including a majority of its independent directors, has adopted valuation procedures, as amended from time to time, that contain a comprehensive set of methodologies to be used in connection with the calculation of the Registrant's NAV. The Registrant's updated estimates of its NAV per share, which are published on a quarterly basis, are posted on the Registrant's website at www.gcear.com. Please see the Registrant's valuation procedures filed with the Registrant's most recent Annual Report on Form 10-K and the Registrant's subsequent Quarterly Reports and Current Reports, which were filed with the SEC and are available on the SEC's website at www.sec.gov, for a more detailed description of the Registrant's valuation procedures. The Registrant's NAV is calculated for the Registrant's Class T shares, Class S shares, Class D shares, Class I shares, Class A shares, Class AA shares, Class AAA shares and Class E shares by the Registrant's NAV Accountant, ALPS Fund Services, Inc., a third party firm approved by the Board, including a majority of its independent directors.
Set forth below are the components of the Registrant's daily NAV as of September 30, 2020 and June 30, 2020, calculated in accordance with the Registrant's valuation procedures (in thousands, except share and per share amounts):

	September 30, 2020	June 30, 2020
Gross Real Estate Asset Value	$4,299,301	$4,295,142
Investments in Unconsolidated Entities	4,100	2,485
Goodwill (Management Company Value)	230,000	230,000
Interest Rate Swap (Unrealized Loss)	(62,478)	(64,515)
Perpetual Convertible Preferred Stock	(125,000)	(125,000)
Other Assets (Liabilities), net	158,843	151,250
Total Debt at Fair Value	(2,172,130)	(2,171,440)
NAV	$2,332,636	$2,317,922

Total Shares Outstanding	262,064,167	261,628,173
NAV per share	$8.90	$8.86
The Registrant's independent valuation firm utilized the discounted cash flow approach for 97 properties and the direct capitalization approach for one property in the Registrant's portfolio with a weighted average of approximately 7.0 years remaining on their existing leases. The sales comparison approach was utilized for the Lynwood land parcel. Since the Pepsi Bottling Ventures property was acquired in February 2020, the Registrant did not obtain a valuation for such property and used purchase price in calculating the Registrant's NAV, in accordance with the Registrant's valuation procedures. The overall capitalization rate for the one property utilizing the direct capitalization approach during the quarter was 5.25%. The following summarizes the range of cash flow discount rates and terminal capitalization rates for the 97 properties using the discounted cash flow approach:

	Range		Weighted Average
Cash Flow Discount Rate (discounted cash flow approach)	6.00%	14.00%	7.53%
Terminal Capitalization Rate (discounted cash flow approach)	5.25%	9.75%	6.85%

    The following table sets forth the changes to the components of NAV for the Registrant and the reconciliation of NAV changes for each class of shares (in thousands, except share and per share amounts):

	Share Classes
	Class T	Class S	Class D	Class I	Class E	IPO (1)	OP Units	Total

NAV as of June 30, 2020	$4,971	$16	$364	$16,935	$1,374,817	$636,922	$283,897	$2,317,922
Fund level changes to NAV
Unrealized gain on net assets	71	—	5	240	19,492	9,028	4,015	32,851
Unrealized gain (loss) on interest rate swap	4	—	—	15	1,209	560	249	2,037
Dividend accrual	(36)	—	(3)	(167)	(13,647)	(6,375)	(2,806)	(23,034)
Class specific changes to NAV
Stockholder servicing fees/distribution fees	(13)	—	—	—	—	(1,042)	(8)	(1,063)
NAV as of September 30, 2020 before share/unit sale/redemption activity	$4,997	$16	$366	$17,023	$1,381,871	$639,093	$285,347	$2,328,713

Unit sale/redemption activity- Dollars
Amount sold	$15	$—	$2	$33	$3,098	$1,912	$—	$5,060
Amount redeemed and to be paid	—	—	—	—	—	—	(1,137)	(1,137)
NAV as of September 30, 2020	$5,012	$16	$368	$17,056	$1,384,969	$641,005	$284,210	$2,332,636

Shares/units outstanding as of June 30, 2020	554,114	1,802	40,583	1,890,912	154,897,501	72,269,981	31,973,282	261,628,175
Shares/units sold	1,618	—	206	3,735	348,466	216,335	—	570,360
Shares/units redeemed	—	—	—	—	—	15	(134,383)	(134,368)
Shares/units outstanding as of September 30, 2020	555,732	1,802	40,789	1,894,647	155,245,967	72,486,331	31,838,899	262,064,167

NAV per share as of June 30, 2020	$8.97	$8.97	$8.95	$8.96	$8.88	$8.81
Change in NAV per share/unit	0.05	0.04	0.05	0.04	0.04	0.03
NAV per share as of September 30, 2020	$9.02	$9.01	$9.00	$9.00	$8.92	$8.84
(1) IPO shares include Class A, Class AA, and Class AAA shares.

Disclaimer on Forward-Looking Statements
This current report on Form 8-K contains forward-looking statements. Forward-looking statements relate to future events and anticipated results of operations, business strategies, and other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “intend,” “project,” “estimate,” “continue,” “potential,” “should,” “could,” “may,” “will,” “objective,” “guidance,” “outlook,” “effort,” “expect,” “believe,” “predict,” “budget,” “projection,” “goal,” “plan,” “forecast,” “target” or similar words. Statements may be forward-looking even in the absence of these particular words. Where, in any forward-looking statement, the Registrant expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, there can be no assurance that such expectation or belief will result or be achieved. Statements contained herein that are not historical facts are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. All forward-looking statements are subject to risks and uncertainties, including the risks and uncertainties detailed in the Registrant's filings with the SEC. These forward-looking statements speak only as of the date on which such statements are made, and the Registrant undertakes no obligation to update such statements to reflect events or circumstances arising after such date, except as required by law.

Signature(s)

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin Capital Essential Asset REIT, Inc.

Date: October 20, 2020	By:	/s/ Howard S. Hirsch
Howard S. Hirsch
Chief Legal Officer and Secretary